SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 10, 2003

FACTUAL DATA CORP.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-24205	84-1449911

(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Hahns Peak Drive
Loveland, Colorado 80538

(Address of principal executive offices)

(970) 663-5700

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following:

Exhibit No.	Description

99.1	Press Release dated February 10, 2003

ITEM 9. REGULATION FD DISCLOSURE

     On February 10, 2003 the registrant announced that it would release its year end results of operations on February 13, 2003, earlier than had been anticipated previously. The registrant also scheduled an earnings conference call to be held on February 13, 2003 as more fully described in the press release filed herewith.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.

Date: February 10, 2003	By:	/s/ James N. Donnan James N. Donnan, President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 10, 2003